UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2009

Legg Mason Partners

High Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Western Asset High Income Fund. There will be no changes in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended July 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as the preliminary estimate for GDP was a 1.0% decline. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 6.7 million jobs have been shed and we have experienced nineteen consecutive months of job losses. In addition, the unemployment rate remains high, reported as 9.4% in July 2009.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the third consecutive month in June 2009. In addition, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and job losses in July 2009 were the lowest monthly amount since August 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners High Income Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended July 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.52% and 3.99%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on January 31, 2009, two- and ten-year Treasury yields were 0.94% and 2.87%,

II	Legg Mason Partners High Income Fund

respectively. During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.13% and 3.52%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended July 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 7.85%.

The high-yield bond market produced positive results for the twelve months ended July 31, 2009. After generating extremely poor results from September through November 2008, the asset class posted positive returns during seven of the last eight months of the reporting period. This strong rally was due to a variety of factors, including signs that the frozen credit markets were thawing, some modestly better economic data and increased demand from investors searching for higher yields. All told, over the twelve months ended July 31, 2009, the Citigroup High Yield Market Indexv returned 4.23%.

After falling sharply in September and October 2008, emerging market debt prices rallied sharply — posting positive returns during eight of the last nine months of the reporting period. This was triggered by firming and, in some cases, rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended July 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 4.24%.

Special shareholder notice

Effective September 11, 2009, the Fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Fund and are employed by Western Asset Management Company. Messrs. Leech, Walsh and Buchanan have been portfolio managers of the Fund since 2006. Mr. Gardner became a portfolio manager of the Fund in 2007. The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team and their focus is on portfolio structure, including sector allocation, durationvii weighting and term structure decisions.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full

Legg Mason Partners High Income Fund	III

Letter from the chairman continued

spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 28, 2009

IV	Legg Mason Partners High Income Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners High Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal market conditions, the Fund invests at least 80% of the value of its assets in high-yield corporate bonds, debentures and notes and related instruments. The Fund may invest up to 40% of its assets in fixed-income securities issued by foreign companies, including those in emerging market countries and may invest in fixed-income securities denominated either in U.S. dollars or foreign currencies. The Fund’s investments may be of any maturity.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?†

A. During the fiscal year, the fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the fiscal year at 2.52% and 3.99%, respectively. As the reporting period began, we were in the midst of a flight to quality, triggered by the seizing credit markets. Investor risk aversion further intensified from September through November 2008 given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the September bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 1.13% and 3.52%, respectively.

The high-yield bond market also experienced periods of heightened volatility during the fiscal year. In addition to an overall deterioration in credit fundamentals, extremely challenging market technicals dragged down the asset class during the first seven months of the reporting period. These

†	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

Legg Mason Partners High Income Fund 2009 Annual Report	1

Fund overview continued

included the fallout from the subprime mortgage market, turmoil in the financial markets, forced selling by leveraged investors, illiquidity and a rapidly weakening global economic environment. During the seven months ended February 28, 2009, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexiii (the “Index”) plunged 21.26%. During that period, riskier high-yield bonds underperformed their higher-rated counterparts, as CCC-rated and BB-rated securities returned -42.02% and -10.82%, respectively.

The high-yield market then staged an impressive rally during the last five months of the fiscal year, with the Index gaining 33.74%. During this time, the market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earning news and signs that the economic contraction was decelerating. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. During the five months ended July 31, 2009, CCC-rated and BB-rated securities returned 63.74% and 22.08%, respectively.

All told, the Index returned 5.30% for the twelve months ended July 31, 2009. Despite the impressive rally in lower-rated issues, it was not enough to overcome their earlier weakness, as CCC-rated and BB-rated bonds returned -5.28% and 8.87%, respectively, during the fiscal year.

Q. How did we respond to these changing market conditions?

A. When the reporting period began, the Fund was aggressively positioned, with a lower average quality rating than that of the Index. We maintained this stance during the fiscal year based on our expectations that there was little chance of a deep or lengthy recession. In hindsight, this proved to be the wrong decision, as the turmoil in the financial markets during the fall of 2008 contributed to a severe global downturn that few people could have predicted just a year ago.

Given the rapidly weakening economy, we did move to a somewhat more defensive posture by increasing our exposure to areas that generally hold up relatively well during economic declines, such as Energy and Wireless companies. However, these efforts were, at times, challenged due to illiquid conditions in the marketplace.

2	Legg Mason Partners High Income Fund 2009 Annual Report

Performance review

For the twelve months ended July 31, 2009, Class A shares of Legg Mason Partners High Income Fund, excluding sales charges, returned -1.10%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, returned 5.30% for the same period. The Lipper High Current Yield Funds Category Average1 returned -0.87% over the same time frame.

PERFORMANCE SNAPSHOT as of July 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
High Income Fund — Class A Shares	30.82%	-1.10%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	30.11%	5.30%
Lipper High Current Yield Funds Category Average[1]	24.10%	-0.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 30.31%, Class C shares returned 30.65% and Class I shares returned 30.95% over the six months ended July 31, 2009. Excluding sales charges, Class B shares returned -1.63%, Class C shares returned -1.48% and Class I shares returned -0.71% over the twelve months ended July 31, 2009. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended July 31, 2009 for Class A, B, C and I shares were 11.71%, 11.74%, 11.88% and 12.66%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated November 25, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.95%, 1.51%, 1.42% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 468 funds for the six-month period and among the 459 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners High Income Fund 2009 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?†

A. The Fund’s overweight exposure to securities issued by Ford Motor Credit Co. was the largest contributor to relative performance, as these securities returned 47.2% during the fiscal year. An overweight in Affinion Group Inc., a more defensive marketing company, was also beneficial, as it returned 10.4% over the reporting period.

From an industry perspective, an overweight in Transportation (which returned 10.3% during the fiscal year) and underweights in Information Technology (-2.2%) and Advertising1 (-5.8%) enhanced the Fund’s relative performance.

Q. What were the leading detractors from performance?†

A. Our credit quality positioning had a negative impact on the Fund’s relative performance. Given our expectations that any recession would be mild, the Fund overweighted CCC-rated securities and underweighted BB-rated issues. We believed that we would be more than compensated for the additional risks of investing in lower-quality securities given their incremental yields. As discussed, while CCC-rated bonds generated exceptionally strong results during the last five months of the fiscal year, they lagged BB-rated securities during the twelve-month period as a whole.

Overall, our issue section was detrimental to the Fund’s results. During the fiscal year, only three of our ten largest overweight positions outperformed the Index. In addition, eight of our ten largest underweight positions surpassed the return of the Index.

Our sector positioning, as a whole, detracted from performance as well. Relative to the benchmark, our overweight to Basic Industry2 was a drag on performance as this sector returned -7.8% during the fiscal year. An underweight to Financials was not rewarded either, as this sector gained 27.8% during the twelve-month reporting period.

In terms of specific holdings, Energy Future Holdings Corp. and Charter Communications were large detractors from performance. Energy Future Holdings, a 2007 leveraged buyout, performed poorly given its highly leveraged balance sheet. Charter Communications’ balance sheet troubles led to it filing for bankruptcy during the reporting period.

Finally, the Fund’s use of credit default swaps (“CDS”) was a modest detractor from performance. CDS were used to increase our exposure to the high-yield market when we believed it would be beneficial to increase our exposure to particular securities.

[1]	Advertising is included in the Media subsector.
[2]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.
†	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

4	Legg Mason Partners High Income Fund 2009 Annual Report

Thank you for your investment in Legg Mason Partners High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 18, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2009 were: Consumer Discretionary (19.6%), Energy (15.8%), Financials (14.9%), Industrials (10.3%) and Telecommunication Services (8.8%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, high-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Partners High Income Fund 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of July 31, 2009 and July 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Partners High Income Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2009 and held for the six months ended July 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	30.82%	$1,000.00	$1,308.20	1.18%	$6.75
Class B	30.31	1,000.00	1,303.10	1.67	9.54
Class C	30.65	1,000.00	1,306.50	1.61	9.21
Class I	30.95	1,000.00	1,309.50	0.81	4.64

[1]	For the six months ended July 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners High Income Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.94	1.18%	$5.91
Class B	5.00	1,000.00	1,016.51	1.67	8.35
Class C	5.00	1,000.00	1,016.81	1.61	8.05
Class I	5.00	1,000.00	1,020.78	0.81	4.06

[1]	For the six months ended July 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners High Income Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/09	-1.10%	-1.63%	-1.48%	-0.71%
Five Years Ended 7/31/09	3.33	2.77	2.90	3.62
Ten Years Ended 7/31/09	2.72	2.32	2.29	3.05

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/09	-5.29%	-5.56%	-2.35%	-0.71%
Five Years Ended 7/31/09	2.44	2.63	2.90	3.62
Ten Years Ended 7/31/09	2.28	2.32	2.29	3.05

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (7/31/99 through 7/31/09)		30.84%
Class B (7/31/99 through 7/31/09)		25.74
Class C (7/31/99 through 7/31/09)		25.38
Class I (7/31/99 through 7/31/09)		34.98

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Partners High Income Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON PARTNERS HIGH INCOME FUND VS. BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX† — July 1999 - July 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Partners High Income Fund on July 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2009. The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners High Income Fund 2009 Annual Report

Schedule of investments

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 91.6%
CONSUMER DISCRETIONARY — 18.1%
	Auto Components — 0.4%
$1,560,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$1,287,000
	Visteon Corp., Senior Notes:
2,598,000	8.250% due 8/1/10(c)	58,455
3,661,000	12.250% due 12/31/16(a)(c)	100,678
	Total Auto Components	1,446,133
	Automobiles — 0.4%
	General Motors Corp.:
4,125,000	Notes, 7.200% due 1/15/11(c)	618,750
6,100,000	Senior Debentures, 8.375% due 7/15/33(c)	960,750
	Total Automobiles	1,579,500
	Diversified Consumer Services — 0.9%
3,390,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	3,466,275
	Hotels, Restaurants & Leisure — 6.6%
1,390,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	1,438,650
580,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	466,900
4,835,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	4,424,025
1,740,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	1,748,700
1,600,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	920,000
	El Pollo Loco Inc.:
2,830,000	Senior Notes, 11.750% due 11/15/13	2,419,650
710,000	Senior Secured Notes, 11.750% due 12/1/12(a)	747,275
2,335,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	2,375,862
2,000,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12 (a)	1,510,000
5,715,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)(e)	2,343,150
1,500,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	885,000
	MGM MIRAGE Inc.:
95,000	Senior Notes, 8.500% due 9/15/10	90,013
	Senior Secured Notes:
185,000	10.375% due 5/15/14(a)	199,337
445,000	11.125% due 11/15/17(a)	491,725
2,135,000	Senior Subordinated Notes, 8.375% due 2/1/11	1,772,050

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	11

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 6.6% continued
$1,610,000	Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	$1,618,050
1,265,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	955,075
1,130,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14(a)(d)	548,050
	Station Casinos Inc.:
	Senior Notes:
940,000	6.000% due 4/1/12(c)(e)	286,700
3,305,000	7.750% due 8/15/16(c)(e)	1,008,025
150,000	Senior Subordinated Notes, 6.625% due 3/15/18(c)(e)	4,125
825,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	787,875
	Total Hotels, Restaurants & Leisure	27,040,237
	Household Durables — 2.0%
270,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	202,500
2,670,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	2,476,425
3,000,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	3,007,500
2,480,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	2,368,400
	Total Household Durables	8,054,825
	Leisure Equipment & Products — 0.1%
465,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(a)	495,225
	Media — 5.3%
	Affinion Group Inc.:
1,015,000	Senior Notes, 10.125% due 10/15/13(a)	1,009,925
4,965,000	Senior Subordinated Notes, 11.500% due 10/15/15	4,617,450
	CCH I LLC/CCH I Capital Corp.:
770,000	Senior Notes, 11.000% due 10/1/15(c)(e)	95,288
5,751,000	Senior Secured Notes, 11.000% due 10/1/15(c)(e)	740,441
1,415,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(c)(e)	1,521,125
2,500,000	Cengage Learning Acquisitions Inc., Senior Subordinated Notes, 13.250% due 7/15/15(a)	1,937,500
925,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(e)	4,625
790,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(e)	4,029
2,795,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14(a)(c)(e)	3,032,575
1,250,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	1,293,750

See Notes to Financial Statements.

12	Legg Mason Partners High Income Fund 2009 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 5.3% continued
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
$350,000	8.375% due 3/15/13	$359,187
25,000	7.625% due 5/15/16	25,438
	DISH DBS Corp., Senior Notes:
1,040,000	6.625% due 10/1/14	1,001,000
210,000	7.750% due 5/31/15	211,575
3,415,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	166,481
1,045,000	R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13(c)	67,925
2,785,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	1,810,250
2,035,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	2,177,450
690,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	690,000
	Virgin Media Finance PLC:
560,000	Senior Notes, 9.125% due 8/15/16	568,400
460,000	Senior Bonds, 9.500% due 8/15/16	473,800
	Total Media	21,808,214
	Multiline Retail — 1.0%
400,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	448,000
	Neiman Marcus Group Inc.:
4,129,166	Senior Notes, 9.000% due 10/15/15(b)	3,076,229
530,000	Senior Secured Notes, 7.125% due 6/1/28	421,350
	Total Multiline Retail	3,945,579
	Specialty Retail — 0.8%
2,095,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	911,325
500,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	502,500
160,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	161,301
1,810,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	1,710,450
	Total Specialty Retail	3,285,576
	Textiles, Apparel & Luxury Goods — 0.6%
2,415,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15(a)	2,535,750
	TOTAL CONSUMER DISCRETIONARY	73,657,314
CONSUMER STAPLES — 1.2%
	Food Products — 0.3%
1,420,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	1,412,900
	Household Products — 0.5%
1,825,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,843,250

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	13

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Tobacco — 0.4%
$1,580,000	Alliance One International Inc., Senior Notes, 10.000% due 7/15/16(a)	$1,564,200
	TOTAL CONSUMER STAPLES	4,820,350
ENERGY — 15.1%
	Energy Equipment & Services — 1.7%
327,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	441,863
1,440,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14(a)	1,440,000
1,200,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,032,000
885,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	831,900
1,630,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	1,448,662
40,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	45,354
1,540,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	1,823,220
	Total Energy Equipment & Services	7,062,999
	Oil, Gas & Consumable Fuels — 13.4%
1,260,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	1,278,900
1,960,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	1,577,800
5,275,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	4,668,375
965,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	1,013,250
	Chesapeake Energy Corp., Senior Notes:
1,880,000	6.375% due 6/15/15	1,762,500
4,505,000	6.250% due 1/15/18	4,031,975
570,000	7.250% due 12/15/18	538,650
1,520,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,466,800
4,322,527	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 5.509% due 4/15/10(a)(b)(d)	3,004,156
	El Paso Corp.:
3,180,000	Medium-Term Notes, 7.800% due 8/1/31	2,855,716
80,000	Senior Notes, 8.250% due 2/15/16	82,000
350,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	358,750
	Enterprise Products Operating LLP:
1,680,000	Junior Subordinated Notes, 8.375% due 8/1/66(d)	1,463,436
665,000	Subordinated Notes, 7.034% due 1/15/68(d)	539,452
2,280,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,245,800
1,485,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	1,514,700
3,350,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	2,546,000

See Notes to Financial Statements.

14	Legg Mason Partners High Income Fund 2009 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 13.4% continued
	Mariner Energy Inc., Senior Notes:
$1,695,000	7.500% due 4/15/13	$1,618,725
555,000	8.000% due 5/15/17	485,625
1,375,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	1,285,625
1,400,000	OPTI Canada Inc., Senior Secured Notes, 7.875% due 12/15/14	924,000
1,660,000	Parallel Petroleum Corp., Senior Notes, 10.250% due 8/1/14	1,186,900
	Petrohawk Energy Corp., Senior Notes:
1,275,000	9.125% due 7/15/13	1,329,188
480,000	7.875% due 6/1/15	468,000
	Petroplus Finance Ltd., Senior Notes:
900,000	6.750% due 5/1/14(a)	805,500
630,000	7.000% due 5/1/17(a)	541,800
1,160,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	1,260,050
	Quicksilver Resources Inc., Senior Notes:
1,430,000	8.250% due 8/1/15	1,379,950
285,000	11.750% due 1/1/16	313,856
5,020,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	4,794,100
4,670,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(e)	163,450
400,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16	357,000
865,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	856,350
600,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16	669,000
1,955,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	263,925
1,855,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	1,548,925
2,215,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	2,181,775
1,017,000	Williams Cos. Inc., Notes, 7.875% due 9/1/21	1,108,180
	Total Oil, Gas & Consumable Fuels	54,490,184
	TOTAL ENERGY	61,553,183
FINANCIALS — 13.9%
	Capital Markets — 0.1%
1,475,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(c)	261,813
	Commercial Banks — 1.2%
940,000	BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	654,061
100,000	BankAmerica Institutional Capital Securities, Junior Subordinated Bonds, 7.700% due 12/31/26(a)	85,500
760,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(a)(d)(g)	887,751

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	15

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 1.2% continued
	Royal Bank of Scotland Group PLC, Subordinated Notes:
$790,000	5.000% due 11/12/13	$682,607
340,000	5.050% due 1/8/15	268,656
2,165,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(d)(g)	1,884,977
400,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(d)(g)	407,342
	Total Commercial Banks	4,870,894
	Consumer Finance — 6.0%
4,175,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	4,331,562
	Ford Motor Credit Co., Senior Notes:
1,269,000	5.879% due 6/15/11(d)	1,175,411
750,000	3.260% due 1/13/12(d)	638,438
12,610,000	12.000% due 5/15/15	12,868,656
485,000	Ford Motor Credit Co., LLC, Senior Notes, 7.500% due 8/1/12	447,924
	GMAC LLC:
	Senior Notes:
930,000	7.000% due 2/1/12(a)	850,950
5,320,000	8.000% due 11/1/31(a)	4,123,000
180,000	Subordinated Notes, 8.000% due 12/31/18(a)	138,600
	Total Consumer Finance	24,574,541
	Diversified Financial Services — 4.1%
1,800,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(a)	1,521,000
1,150,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	1,172,880
2,010,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	1,557,750
	CIT Group Inc., Senior Notes:
545,000	4.125% due 11/3/09	322,459
1,835,000	0.759% due 3/12/10(d)	1,075,769
1,320,000	Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	1,432,200
2,195,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(d)(g)	2,092,665
1,610,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	1,557,675
	TNK-BP Finance SA:
1,486,000	7.875% due 3/13/18(a)	1,363,405
	Senior Notes:
100,000	7.500% due 7/18/16(a)	93,750
725,000	7.875% due 3/13/18(a)	663,375

See Notes to Financial Statements.

16	Legg Mason Partners High Income Fund 2009 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 4.1% continued
$2,775,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 11.671% due 10/1/15	$2,809,687
1,090,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	1,095,450
	Total Diversified Financial Services	16,758,065
	Insurance — 0.5%
	American International Group Inc.:
2,990,000	Junior Subordinated Notes, 8.175% due 5/15/58(d)	784,875
	Senior Notes:
1,410,000	5.450% due 5/18/17	734,830
400,000	8.250% due 8/15/18	236,729
610,000	Metlife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	519,813
	Total Insurance	2,276,247
	Real Estate Investment Trusts (REITs) — 0.3%
830,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	477,250
445,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	413,850
	Ventas Realty LP/Ventas Capital Corp.:
158,000	9.000% due 5/1/12	166,690
50,000	Senior Notes, 6.500% due 6/1/16	47,250
	Total Real Estate Investment Trusts (REITs)	1,105,040
	Real Estate Management & Development — 0.6%
1,055,600	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 16.209% due 6/30/15(a)(e)(f)	395,850
	Realogy Corp.:
2,740,000	Senior Notes, 10.500% due 4/15/14	1,260,400
2,480,000	Senior Subordinated Notes, 12.375% due 4/15/15	706,800
253,279	Senior Toggle Notes, 11.000% due 4/15/14(b)	92,447
	Total Real Estate Management & Development	2,455,497
	Thrifts & Mortgage Finance — 1.1%
5,510,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	4,463,100
	TOTAL FINANCIALS	56,765,197
HEALTH CARE — 7.3%
	Health Care Equipment & Supplies — 0.6%
2,205,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(b)	2,370,375
170,000	Fresenius Medical Care Capital Trust IV, Senior Subordinated Notes, 7.875% due 6/15/11	176,375
	Total Health Care Equipment & Supplies	2,546,750

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	17

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 6.7%
$3,570,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	$2,338,350
	DaVita Inc.:
890,000	Senior Notes, 6.625% due 3/15/13	878,875
1,630,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,605,550
	HCA Inc.:
	Notes:
270,000	9.000% due 12/15/14	253,125
573,000	7.690% due 6/15/25	420,805
	Senior Secured Notes:
5,071,000	9.625% due 11/15/16(b)	5,299,195
3,035,000	7.875% due 2/15/20(a)	2,985,681
1,328,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,328,000
	Tenet Healthcare Corp., Senior Notes:
1,551,000	7.375% due 2/1/13	1,500,593
1,617,000	9.000% due 5/1/15(a)	1,714,020
2,377,000	10.000% due 5/1/18(a)	2,638,470
	Universal Hospital Services Inc., Senior Secured Notes:
780,000	4.635% due 6/1/15(d)	659,100
715,000	8.500% due 6/1/15(b)	697,125
4,197,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12(b)(d)	3,588,435
1,225,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(a)	1,270,938
	Total Health Care Providers & Services	27,178,262
	Pharmaceuticals — 0.0%
6,655,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(e)	33,275
	TOTAL HEALTH CARE	29,758,287
INDUSTRIALS — 9.3%
	Aerospace & Defense — 1.1%
	Hawker Beechcraft Acquisition Co., Senior Notes:
215,000	8.500% due 4/1/15	126,313
4,567,000	8.875% due 4/1/15(b)	2,214,995
2,075,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	1,976,437
	Total Aerospace & Defense	4,317,745
	Airlines — 1.5%
1,260,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	919,800
5,405,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	3,215,975

See Notes to Financial Statements.

18	Legg Mason Partners High Income Fund 2009 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Airlines — 1.5% continued
$1,334,317	Delta Air Lines Inc., Pass-Through Certificates, 8.954% due 8/10/14	$897,328
	United Airlines Inc., Pass-Through Certificates:
316,338	8.030% due 7/1/11	335,318
500,266	7.186% due 10/1/12	487,760
104,960	Senior Secured Notes, 7.032% due 10/1/10	103,386
	Total Airlines	5,959,567
	Building Products — 1.3%
	Associated Materials Inc.:
4,375,000	Senior Discount Notes, 11.250% due 3/1/14	1,881,250
1,350,000	Senior Subordinated Notes, 9.750% due 4/15/12	1,169,438
1,690,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	1,499,875
3,204,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 14.780% due 3/1/14	224,280
330,000	Owens Corning Inc., Senior Notes, 9.000% due 6/15/19	342,462
230,000	USG Corp., Senior Notes, 9.750% due 8/1/14(a)	235,750
	Total Building Products	5,353,055
	Commercial Services & Supplies — 1.9%
2,174,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	2,190,305
	RSC Equipment Rental Inc.:
2,675,000	Senior Notes, 9.500% due 12/1/14	2,307,187
720,000	Senior Secured Notes, 10.000% due 7/15/17(a)	761,400
	Altegrity Inc., Senior Subordinated Notes:
335,000	10.500% due 11/1/15(a)	286,425
2,735,000	11.750% due 5/1/16(a)	2,201,675
	Total Commercial Services & Supplies	7,746,992
	Machinery — 0.3%
1,060,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	975,200
295,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	308,275
	Total Machinery	1,283,475
	Road & Rail — 2.1%
	Kansas City Southern de Mexico, Senior Notes:
4,020,000	9.375% due 5/1/12	3,979,800
1,440,000	7.625% due 12/1/13	1,303,200
235,000	7.375% due 6/1/14	207,975
685,000	12.500% due 4/1/16(a)	732,950
2,295,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(a)	2,375,325
	Total Road & Rail	8,599,250

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	19

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Trading Companies & Distributors — 0.9%
$1,035,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	$895,275
365,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	315,725
1,715,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,449,175
3,275,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(e)	1,211,750
	Total Trading Companies & Distributors	3,871,925
	Transportation Infrastructure — 0.2%
	Swift Transportation Co., Senior Secured Notes:
565,000	8.633% due 5/15/15(a)(d)	251,425
1,545,000	12.500% due 5/15/17(a)	718,425
	Total Transportation Infrastructure	969,850
	TOTAL INDUSTRIALS	38,101,859
INFORMATION TECHNOLOGY — 1.3%
	IT Services — 0.8%
	Ceridian Corp., Senior Notes:
165,000	11.250% due 11/15/15	141,488
1,730,000	12.250% due 11/15/15(b)	1,323,450
1,735,000	First Data Corp., Senior Notes, 9.875% due 9/24/15(a)	1,472,581
500,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	515,000
	Total IT Services	3,452,519
	Semiconductors & Semiconductor Equipment — 0.5%
	Freescale Semiconductor Inc.:
	Senior Notes:
1,110,000	8.875% due 12/15/14	749,250
566,663	9.125% due 12/15/14(b)	317,331
885,000	Senior Subordinated Notes, 10.125% due 12/15/16	460,200
440,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	358,600
	Total Semiconductors & Semiconductor Equipment	1,885,381
	TOTAL INFORMATION TECHNOLOGY	5,337,900
MATERIALS — 8.2%
	Chemicals — 0.3%
1,300,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	1,374,750
115,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	114,425
	Total Chemicals	1,489,175
	Containers & Packaging — 0.9%
725,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14(a)	739,500

See Notes to Financial Statements.

20	Legg Mason Partners High Income Fund 2009 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Containers & Packaging — 0.9% continued
	Graham Packaging Co. L.P.:
$500,000	Senior Notes, 8.500% due 10/15/12	$498,750
820,000	Senior Subordinated Notes, 9.875% due 10/15/14	789,250
1,925,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(f)	0
1,535,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	1,623,263
	Total Containers & Packaging	3,650,763
	Metals & Mining — 3.3%
1,800,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,647,000
5,087,198	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(b)(d)	2,747,087
3,480,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	2,853,600
1,650,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	1,944,464
3,195,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	2,859,525
	Teck Resources Ltd., Senior Secured Notes:
670,000	9.750% due 5/15/14(a)	748,725
560,000	10.250% due 5/15/16(a)	637,000
	Total Metals & Mining	13,437,401
	Paper & Forest Products — 3.7%
5,430,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	5,036,325
	Appleton Papers Inc.:
235,000	Senior Notes, 8.125% due 6/15/11(e)	167,437
5,250,000	Senior Subordinated Notes, 9.750% due 6/15/14(e)	1,968,750
2,230,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	2,319,200
	NewPage Corp., Senior Secured Notes:
3,425,000	7.278% due 5/1/12(d)	1,455,625
570,000	10.000% due 5/1/12	256,500
2,382,541	Newpage Holding Corp., Senior Notes, 8.579% due 11/1/13(b)(d)	488,421
570,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(a)	570,000
1,525,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	1,151,375
1,565,000	Verso Paper Holdings LLC, Senior Secured Notes, 11.500% due 7/1/14(a)	1,463,275
	Total Paper & Forest Products	14,876,908
	TOTAL MATERIALS	33,454,247
TELECOMMUNICATION SERVICES — 8.8%
	Diversified Telecommunication Services — 5.3%
930,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	953,250
695,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	460,438

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	21

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Telecommunication Services — 5.3% continued
$3,570,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(e)(f)	$0
1,170,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(e)	1,463
1,330,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	1,423,100
1,275,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	1,297,312
5,000,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.671% due 2/1/15	4,850,000
	Intelsat Jackson Holdings Ltd.:
665,000	9.500% due 6/15/16	691,600
1,080,000	Senior Notes, 11.500% due 6/15/16	1,115,100
	Level 3 Financing Inc., Senior Notes:
2,555,000	12.250% due 3/15/13	2,574,162
1,850,000	9.250% due 11/1/14	1,623,375
1,830,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	1,866,600
145,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19(a)	147,900
	Wind Acquisition Finance SA:
2,630,000	Senior Bonds, 10.750% due 12/1/15(a)	2,800,950
520,000	Senior Notes, 11.750% due 7/15/17(a)	559,000
1,350,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,377,000
	Total Diversified Telecommunication Services	21,741,250
	Wireless Telecommunication Services — 3.5%
1,790,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	2,170,751
740,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(a)	740,000
325,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14(a)	338,000
	Sprint Capital Corp., Senior Notes:
2,470,000	7.625% due 1/30/11	2,500,875
1,810,000	8.375% due 3/15/12	1,841,675
690,000	6.875% due 11/15/28	524,400
3,930,000	8.750% due 3/15/32	3,404,362
3,000,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	2,670,000
	Total Wireless Telecommunication Services	14,190,063
	TOTAL TELECOMMUNICATION SERVICES	35,931,313
UTILITIES — 8.4%
	Electric Utilities — 0.8%
	Texas Competitive Electric Holdings Co. LLC, Senior Notes:
1,510,000	10.250% due 11/1/15	1,192,900

See Notes to Financial Statements.

22	Legg Mason Partners High Income Fund 2009 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Electric Utilities — 0.8% continued
$3,369,438	10.500% due 11/1/16(b)	$1,903,732
	Total Electric Utilities	3,096,632
	Gas Utilities — 0.3%
1,300,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,254,500
	Independent Power Producers & Energy Traders — 7.3%
	AES Corp., Senior Notes:
665,000	9.750% due 4/15/16(a)	698,250
2,700,000	8.000% due 10/15/17	2,659,500
2,735,000	8.000% due 6/1/20	2,625,600
	Dynegy Holdings Inc., Senior Notes:
200,000	7.500% due 6/1/15	176,000
4,505,000	7.750% due 6/1/19	3,609,631
	Edison Mission Energy, Senior Notes:
2,240,000	7.750% due 6/15/16	1,892,800
980,000	7.200% due 5/15/19	747,250
1,765,000	7.625% due 5/15/27	1,164,900
17,692,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	13,180,540
	Mirant Mid Atlantic LLC, Pass-Through Certificates:
366,756	9.125% due 6/30/17	370,424
1,100,953	10.060% due 12/30/28	1,089,943
850,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	843,625
910,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	844,025
	Total Independent Power Producers & Energy Traders	29,902,488
	TOTAL UTILITIES	34,253,620
	TOTAL CORPORATE BONDS & NOTES (Cost — $455,876,323)	373,633,270
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
9,215,241	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(e)(f) (Cost — $10,260,573)	0
COLLATERALIZED SENIOR LOANS — 2.6%
CONSUMER DISCRETIONARY — 1.0%
	Auto Components — 0.8%
	Allison Transmission Inc.:
243,468	Term Loan, 5.450% due 8/17/14(d)	212,324
3,870,627	Term Loan B, 4.996% due 8/7/14(d)	3,375,508
	Total Auto Components	3,587,832

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	23

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 0.1%
$968,305	Idearc Inc., Term Loan B, 4.000% due 11/1/14(d)	$447,034
	Specialty Retail — 0.1%
250,000	Michaels Stores Inc., Term Loan B, 2.676% due 10/31/13(d)	206,607
	TOTAL CONSUMER DISCRETIONARY	4,241,473
ENERGY — 0.7%
	Energy Equipment & Services — 0.5%
2,906,177	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	2,077,917
	Oil, Gas & Consumable Fuels — 0.2%
2,000,000	Stallion Oilfield Services, Term Loan, 8.506% due 7/31/12(d)	728,334
	TOTAL ENERGY	2,806,251
INDUSTRIALS — 0.5%
	Aerospace & Defense — 0.2%
10,563	Hawker Beechcraft Acquisition Co., Term Loan, 2.598% due 3/26/14(d)	7,223
1,488,979	Hawker Beechcraft, Term Loan B, 2.598% due 3/26/14(d)	1,018,089
	Total Aerospace & Defense	1,025,312
	Airlines — 0.2%
1,550,000	United Airlines Inc., Term Loan B, 2.331% due 1/12/14(d)	885,923
	Commercial Services & Supplies — 0.1%
250,000	Rental Services Corp., Term Loan, 4.482% due 12/1/13(d)	205,000
	Trading Companies & Distributors — 0.0%
1,875,337	Penhall International Corp., Term Loan, 12.375% due 4/1/12(d)	112,520
	TOTAL INDUSTRIALS	2,228,755
MATERIALS — 0.4%
	Chemicals — 0.2%
1,976,621	Lyondell Chemical Co., Term Loan, 6.000% due 12/20/14(d)	863,783
	Containers & Packaging — 0.1%
2	Berry Plastics Corp., Senior Term Loan, 11.334% due 6/15/14(d)	1
500,000	Berry Plastics Group Inc., Term Loan C, 0.000% due 4/3/15	426,375
	Total Containers & Packaging	426,376
	Paper & Forest Products — 0.1%
701,396	Verso Paper Holdings LLC, Term Loan, 9.033% due 2/1/13(d)	157,814
	TOTAL MATERIALS	1,447,973
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $14,718,954)	10,724,452
CONVERTIBLE BONDS & NOTES — 1.0%
CONSUMER DISCRETIONARY — 0.5%
	Media — 0.5%
2,460,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	2,149,425

See Notes to Financial Statements.

24	Legg Mason Partners High Income Fund 2009 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

FINANCIALS — 0.1%
	Real Estate Investment Trusts (REITs) — 0.1%
$200,000	Ventas Inc., Senior Notes, 3.875% due 11/15/11(a)	$199,750
INDUSTRIALS — 0.4%
	Marine — 0.4%
2,215,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	1,561,575
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $3,553,362)	3,910,750
SHARES
COMMON STOCKS — 0.0%
CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
185,784	Aurora Foods Inc.(e)(f)*	0
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
4,056	Axiohm Transaction Solutions Inc.(e)(f)*	0
MATERIALS — 0.0%
	Chemicals — 0.0%
3	Pliant Corp.(e)(f)*	0
3,428	Georgia Gulf*	59,263
	TOTAL MATERIALS	59,263
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
7,716	McLeodUSA Inc., Class A Shares(e)(f)*	0
18,375	Pagemart Wireless(e)(f)*	184
1,571	World Access Inc.(e)*	3
	TOTAL TELECOMMUNICATION SERVICES	187
	TOTAL COMMON STOCKS (Cost — $1,352,255)	59,450
CONVERTIBLE PREFERRED STOCKS — 0.9%
FINANCIALS — 0.7%
	Diversified Financial Services — 0.7%
3,560	Bank of America Corp., 7.250% due 12/31/49	2,990,400
MATERIALS — 0.2%
	Chemicals — 0.2%
76,745	Georgia Gulf Corp	672,237
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $6,509,274)	3,662,637
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
6	ION Media Networks Inc., Series B, 12.000%(e)(f)*	0

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	25

Schedule of investments continued

July 31, 2009

LEGG MASON PARTNERS HIGH INCOME FUND
WARRANTS	SECURITY	VALUE

FINANCIALS — 0.2%
	Consumer Finance — 0.2%
1,622	Preferred Blocker Inc., 7.000%(a)	$746,982
	TOTAL PREFERRED STOCKS (Cost — $754,992)	746,982
WARRANTS — 0.0%
1,989	Buffets Restaurant Holdings, Expires 4/28/14(e)(f)*	0
3,305	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(e)(f)*	0
1,835	Jazztel PLC, Expires 7/15/10(a)(e)(f)*	0
1	Turbo Cayman Ltd., Expires 11/1/14(f)*	0
375	UbiquiTel Inc., Expires 4/15/10(a)(e)(f)*	0
	TOTAL WARRANTS (Cost — $282,072)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $493,307,805)	392,737,541
FACE AMOUNT
SHORT-TERM INVESTMENT† — 3.0%
	Repurchase Agreement — 3.0%
$12,195,000	Morgan Stanley tri-party repurchase agreement dated 7/31/09, 0.150% due 8/3/09; Proceeds at maturity — $12,195,152; (Fully collateralized by U.S. government agency obligation, 5.500% due 7/18/16; Market value — $12,524,138) (Cost — $12,195,000)	12,195,000
	TOTAL INVESTMENTS — 99.3% (Cost — $505,502,805#)	404,932,541
	Other Assets in Excess of Liabilities — 0.7%	2,937,439
	TOTAL NET ASSETS — 100.0%	$407,869,980

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	The coupon payment on these securities is currently in default as of July 31, 2009.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2009.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

†	Under the Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

#	Aggregate cost for federal income tax purposes is $507,754,299.

Abbreviation used in this schedule:
GMAC	—General Motors Acceptance Corp.

See Notes to Financial Statements.

26	Legg Mason Partners High Income Fund 2009 Annual Report

Statement of assets and liabilities

July 31, 2009

ASSETS:
Investments, at value (Cost — $505,502,805)	$404,932,541
Cash	483
Dividends and interest receivable	10,412,541
Receivable for securities sold	5,331,399
Receivable for Fund shares sold	468,467
Prepaid expenses	24,073
Total Assets	421,169,504
LIABILITIES:
Payable for securities purchased	10,120,692
Payable for Fund shares repurchased	2,176,618
Distributions payable	431,962
Investment management fee payable	198,693
Distribution fees payable	153,376
Trustees’ fees payable	34,678
Accrued expenses	183,505
Total Liabilities	13,299,524
TOTAL NET ASSETS	$407,869,980
NET ASSETS:
Par value (Note 7)	$795
Paid-in capital in excess of par value	1,064,600,621
Undistributed net investment income	310,069
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(556,471,241)
Net unrealized depreciation on investments	(100,570,264)
TOTAL NET ASSETS	$407,869,980
Shares Outstanding:
Class A	40,826,316
Class B	8,718,292
Class C	28,556,028
Class I	1,367,223
Net Asset Value:
Class A (and redemption price)	$5.12
Class B*	$5.14
Class C*	$5.15
Class I (and redemption price)	$5.14
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.35

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	27

Statement of operations

For the Year Ended July 31, 2009

INVESTMENT INCOME:
Interest	$51,135,805
Dividends	403,545
Total Investment Income	51,539,350
EXPENSES:
Investment management fee (Note 2)	2,252,012
Distribution fees (Notes 2 and 5)	1,789,677
Legal fees	330,113
Transfer agent fees (Note 5)	235,952
Registration fees	78,935
Audit and tax	74,862
Shareholder reports (Note 5)	61,947
Insurance	15,564
Custody fees	6,249
Trustees’ fees	3,948
Miscellaneous expenses	2,858
Total Expenses	4,852,117
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(30,281)
Net Expenses	4,821,836
NET INVESTMENT INCOME	46,717,514
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(69,284,856)
Written options	54,000
Swap contracts	59,047
Foreign currency transactions	(8,158)
Net Realized Loss	(69,179,967)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	921,445
Swap contracts	(83,883)
Change in Net Unrealized Appreciation/Depreciation	837,562
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(68,342,405)
DECREASE IN NET ASSETS FROM OPERATIONS	$(21,624,891)

See Notes to Financial Statements.

28	Legg Mason Partners High Income Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2009	2008
OPERATIONS:
Net investment income	$46,717,514	$50,744,939
Net realized loss	(69,179,967)	(18,190,041)
Change in net unrealized appreciation/depreciation	837,562	(43,956,952)
Decrease in Net Assets From Operations	(21,624,891)	(11,402,054)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(45,502,618)	(51,748,714)
Decrease in Net Assets From Distributions to Shareholders	(45,502,618)	(51,748,714)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	37,683,741	31,182,780
Reinvestment of distributions	39,974,050	25,613,089
Cost of shares repurchased	(126,109,929)	(181,518,241)
Net assets of shares issued in connection with merger (Note 8)	20,838,197	—
Decrease in Net Assets From Fund Share Transactions	(27,613,941)	(124,722,372)
DECREASE IN NET ASSETS	(94,741,450)	(187,873,140)
NET ASSETS:
Beginning of year	502,611,430	690,484,570
End of year*	$407,869,980	$502,611,430
* Includes undistributed and (overdistributed) net investment income, respectively of:	$310,069	$(1,916,130)

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.87	$6.56	$6.64	$6.94	$6.79
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.58	0.56	0.52	0.53	0.52
Net realized and unrealized gain (loss)	(0.77)	(0.68)	(0.07)	(0.30)	0.16
Total income (loss) from operations	(0.19)	(0.12)	0.45	0.23	0.68
LESS DISTRIBUTIONS FROM:
Net investment income	(0.56)	(0.57)	(0.53)	(0.53)	(0.53)
Total distributions	(0.56)	(0.57)	(0.53)	(0.53)	(0.53)
NET ASSET VALUE, END OF YEAR	$5.12	$5.87	$6.56	$6.64	$6.94
Total return[2]	(1.10)%	(2.10)%	6.75%	3.38%	10.26%
NET ASSETS, END OF YEAR (MILLIONS)	$209	$230	$310	$347	$397
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.07%	0.93%	0.94%[3]	0.94%	0.98%
Net expenses	1.07	0.93 [4]	0.94 [3,5]	0.92 [5]	0.96 [5]
Net investment income	12.69	8.78	7.54	7.77	7.47
PORTFOLIO TURNOVER RATE	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.92%.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Partners High Income Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.89	$6.59	$6.67	$6.97	$6.82
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.56	0.52	0.49	0.49	0.48
Net realized and unrealized gain (loss)	(0.77)	(0.69)	(0.06)	(0.30)	0.16
Total income (loss) from operations	(0.21)	(0.17)	0.43	0.19	0.64
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.53)	(0.51)	(0.49)	(0.49)
Total distributions	(0.54)	(0.53)	(0.51)	(0.49)	(0.49)
NET ASSET VALUE, END OF YEAR	$5.14	$5.89	$6.59	$6.67	$6.97
Total return[2]	(1.63)%	(2.77)%	6.25%	2.87%	9.65%
NET ASSETS, END OF YEAR (MILLIONS)	$45	$76	$118	$180	$273
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.55%	1.50%	1.42%[3]	1.46%	1.49%
Net expenses	1.55	1.50 [4]	1.42 [3,5]	1.44 [5]	1.47 [5]
Net investment income	12.11	8.20	7.06	7.22	6.95
PORTFOLIO TURNOVER RATE	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.40%.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.90	$6.59	$6.67	$6.98	$6.82
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.56	0.53	0.49	0.50	0.49
Net realized and unrealized gain (loss)	(0.76)	(0.68)	(0.06)	(0.31)	0.17
Total income (loss) from operations	(0.20)	(0.15)	0.43	0.19	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.54)	(0.51)	(0.50)	(0.50)
Total distributions	(0.55)	(0.54)	(0.51)	(0.50)	(0.50)
NET ASSET VALUE, END OF YEAR	$5.15	$5.90	$6.59	$6.67	$6.98
Total return[2]	(1.48)%	(2.48)%	6.31%	2.78%	9.90%
NET ASSETS, END OF YEAR (MILLIONS)	$147	$189	$255	$142	$191
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.51%	1.40%	1.39%[3]	1.39%	1.42%
Net expenses[4]	1.49 [5]	1.38 [5,6]	1.36 [3,5]	1.37	1.40
Net investment income	12.23	8.33	7.10	7.30	7.02
PORTFOLIO TURNOVER RATE	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.38%.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

32	Legg Mason Partners High Income Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS I SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$5.89	$6.59	$6.68	$6.98	$6.82
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.60	0.58	0.54	0.53	0.54
Net realized and unrealized gain (loss)	(0.77)	(0.69)	(0.07)	(0.28)	0.17
Total income (loss) from operations	(0.17)	(0.11)	0.47	0.25	0.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)	(0.59)	(0.56)	(0.55)	(0.55)
Total distributions	(0.58)	(0.59)	(0.56)	(0.55)	(0.55)
NET ASSET VALUE, END OF YEAR	$5.14	$5.89	$6.59	$6.68	$6.98
Total return[2]	(0.71)%	(1.93)%	6.90%	3.67%	10.72%
NET ASSETS, END OF YEAR (MILLIONS)	$7	$8	$7	$7	$148
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.74%	0.65%	0.65%[3]	0.62%	0.62%
Net expenses	0.74	0.65 [4]	0.65 [3,5]	0.62 [5]	0.60 [5]
Net investment income	13.00	9.12	7.72	7.66	7.81
PORTFOLIO TURNOVER RATE	51%	51%	63%	55%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.62%.

[4]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2009 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through September 25, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Legg Mason Partners High Income Fund 2009 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Corporate bonds & notes	—	$373,237,420	$395,850	$373,633,270
Asset-backed security	—	—	0	0
Collateralized senior loans	—	10,724,452	—	10,724,452
Convertible bonds & notes	—	3,910,750	—	3,910,750
Common stocks	$59,266	—	184	59,450
Convertible preferred stocks	2,990,400	672,237	—	3,662,637
Preferred stocks	—	746,982	0	746,982
Warrants	—	—	0	0
Total long-term investments	$3,049,666	$389,291,841	$396,034	$392,737,541
Short-term investment†	—	12,195,000	—	12,195,000
Total investments	$3,049,666	$401,486,841	$396,034	$404,932,541

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Partners High Income Fund 2009 Annual Report	35

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS
Balance as of July 31, 2008	$1,396,876	$0	$1,415,368	$193
Accrued premiums/discounts	113,378	—	5,987	—
Realized gain/(loss)[1]	—	—	—	(3,994,087)
Change in unrealized appreciation (depreciation)[2]	(333,736)	(493,850)	(1,593,871)	3,192,154
Net purchases (sales)	451,978	493,850	285,036	801,924
Net transfers in and/or out of Level 3	(1,232,646)	—	(112,520)	—
Balance as of July 31, 2009	$395,850	$0	—	$184
Net unrealized appreciation (depreciation) for investments in securities still held at July 31, 2009[2]	$(5,479,349)	$(10,260,573)	—	$(1,183,544)

INVESTMENTS IN SECURITIES	PREFERRED STOCKS	WARRANTS	SHORT-TERM INVESTMENTS	TOTAL
Balance as of July 31, 2008	$0	$0	$6,003,008	$8,815,445
Accrued premiums/discounts	—	—	100,834	220,199
Realized gain/(loss)[1]	—	(1,100,997)	(89,216)	(5,184,300)
Change in unrealized appreciation (depreciation)[2]	—	1,079,847	(134,955)	1,715,589
Net purchases (sales)	—	21,150	(5,879,671)	(3,825,733)
Net transfers in and/or out of Level 3	—	—	—	(1,345,166)
Balance as of July 31, 2009	$0	$0	—	$396,034
Net unrealized appreciation (depreciation) for investments in securities still held at July 31, 2009[2]	$(268,212)	$(282,072)	—	$(17,473,750)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

36	Legg Mason Partners High Income Fund 2009 Annual Report

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Legg Mason Partners High Income Fund 2009 Annual Report	37

Notes to financial statements continued

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap

38	Legg Mason Partners High Income Fund 2009 Annual Report

and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels

Legg Mason Partners High Income Fund 2009 Annual Report	39

Notes to financial statements continued

of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

40	Legg Mason Partners High Income Fund 2009 Annual Report

(k) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$149,076,074	$(149,076,074)
(b)	$1,011,303	(1,011,303)	—
(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities; losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of

Legg Mason Partners High Income Fund 2009 Annual Report	41

Notes to financial statements continued

the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the net assets managed by Western Asset Limited.

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.38%.

During the year ended July 31, 2009, LMPFA reimbursed the Fund for expenses amounting to $30,281.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2009, LMIS and its affiliates received sales charges of approximately $9,100 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$200	$32,100	$6,100

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2009, the Fund had accrued $16,549 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

42	Legg Mason Partners High Income Fund 2009 Annual Report

3. Investments

During the year ended July 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$189,705,161
Sales	236,629,438

At July 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,492,666
Gross unrealized depreciation	(122,314,424)
Net unrealized depreciation	$(102,821,758)

During the year ended July 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding July 31, 2008	—	—
Options written	8,000,000	$175,000
Options closed	—	—
Options expired	(8,000,000)	(175,000)
Written options, outstanding July 31, 2009	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

At July 31, 2009, the Fund did not hold any derivative instruments.

The following tables provide information about the effect of derivatives and hedging activities in the Fund’s Statement of Operations for the six months ended July 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$(347,577)	—	$(347,577)

Legg Mason Partners High Income Fund 2009 Annual Report	43

Notes to financial statements continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$400,061	—	$400,061

The Fund had an average notional balance on credit default swap contracts (to buy protection) of $820,000, (to sell protection) of $2,408,000 and average market value of $25,497 on written options during the year ended July 31, 2009.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$456,653	$122,672	$35,840
Class B	368,969	21,947	8,888
Class C	964,055	91,176	17,080
Class I	—	157	139
Total	$1,789,677	$235,952	$61,947

For the year ended July 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class C	$30,281

6. Distributions to shareholders by class

	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008
Net Investment Income:
Class A	$22,603,441	$23,996,597
Class B	5,784,594	8,105,061
Class C	16,384,248	18,946,486
Class I	730,335	700,570
Total	$45,502,618	$51,748,714

7. Shares of beneficial interest

At July 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an

44	Legg Mason Partners High Income Fund 2009 Annual Report

identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED JULY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	5,872,387	$25,897,506	2,973,061	$18,784,577
Shares issued on reinvestment	4,469,605	19,756,072	1,786,488	11,259,400
Shares repurchased	(11,451,448)	(50,847,497)	(12,902,822)	(82,261,915)
Shares issued with merger	2,778,081	12,618,114	—	—
Net increase (decrease)	1,668,625	$7,424,195	(8,143,273)	$(52,217,938)
Class B
Shares sold	445,725	$2,013,434	342,899	$2,171,549
Shares issued on reinvestment	1,075,626	4,770,189	499,707	3,166,982
Shares repurchased	(5,782,845)	(26,076,233)	(5,761,993)	(36,736,922)
Net decrease	(4,261,494)	$(19,292,610)	(4,919,387)	$(31,398,391)
Class C
Shares sold	1,880,465	$8,652,881	1,235,979	$7,891,103
Shares issued on reinvestment	3,313,987	14,736,907	1,671,464	10,592,202
Shares repurchased	(10,475,964)	(47,570,223)	(9,523,461)	(60,755,421)
Shares issued with merger	1,801,346	8,220,083	—	—
Net decrease	(3,480,166)	$(15,960,352)	(6,616,018)	$(42,272,116)
Class I
Shares sold	250,574	$1,119,920	359,768	$2,335,551
Shares issued on reinvestment	158,817	710,882	94,313	594,505
Shares repurchased	(316,337)	(1,615,976)	(275,229)	(1,763,983)
Net increase	93,054	$214,826	178,852	$1,166,073

8. Transfer of net assets

On October 10, 2008, the Fund acquired the assets and certain liabilities of the Heritage High Yield Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE HERITAGE HIGH YIELD BOND FUND	TOTAL NET ASSETS OF THE FUND
Heritage High Yield Bond Fund	4,579,427	$20,838,197	$372,379,898

Legg Mason Partners High Income Fund 2009 Annual Report	45

Notes to financial statements continued

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $12,574,708 and accumulated net realized loss of $12,048,572. Total net assets of the Fund immediately after the transfer were $393,218,095. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 8/31/2009	$0.045380	$0.043464	$0.043740	$0.046796

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$45,502,618	$51,748,714

As of July 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,918,837
Capital loss carryforward*	(497,316,354)
Other book/tax temporary differences(a)	(59,512,161)
Unrealized appreciation/(depreciation)(b)	(102,821,758)
Total accumulated earnings/(losses) — net	$(656,731,436)

*	As of July 31, 2009, the fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
07/31/2010	$(304,523,742)
07/31/2011	(139,767,629)
07/31/2012	(16,108,849)
07/31/2014	(29,939)
07/31/2016	(6,902,446)
07/31/2017	(29,983,749)
$(497,316,354)

These amounts will be available to offset any future taxable capital gains subject to various limitations due to the reorganization discussed in Note 8.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

46	Legg Mason Partners High Income Fund 2009 Annual Report

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be

Legg Mason Partners High Income Fund 2009 Annual Report	47

Notes to financial statements continued

made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

48	Legg Mason Partners High Income Fund 2009 Annual Report

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 10. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint,

Legg Mason Partners High Income Fund 2009 Annual Report	49

Notes to financial statements continued

and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the

50	Legg Mason Partners High Income Fund 2009 Annual Report

1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners High Income Fund 2009 Annual Report	51

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners High Income Fund, a series of Legg Mason Partners Income Trust as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners High Income Fund as of July 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2009

52	Legg Mason Partners High Income Fund 2009 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners High Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

Legg Mason Partners High Income Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

54	Legg Mason Partners High Income Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	60
Other board memberships held by Trustee	None

Legg Mason Partners High Income Fund	55

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

56	Legg Mason Partners High Income Fund

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	60
Other board member- ships held by Trustee	None

Legg Mason Partners High Income Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	137
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

58	Legg Mason Partners High Income Fund

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

Legg Mason Partners High Income Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

60	Legg Mason Partners High Income Fund

Legg Mason Partners High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS HIGH INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/09 SR09-902

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2008 and July 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,600 in 2008 and $201,170 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2008 and $12,900 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A and Form N-14 filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,250 in 2008 and $18,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in the paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $7,200 for 2008 and $8,900 for 2009. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for September 21, 2007 and October 10, 2008.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 5, 2009